SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ]    Preliminary Proxy Statement
[  ]    Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
[  ]    Definitive Proxy Statement
[ X]    Definitive Additional Materials
[  ]    Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                            COSMETIC SCIENCES, INC.
      .............................................................
               (Name of Registrant as Specified In Its Charter)

      .............................................................
              (Name of Person(s) Filing Proxy Statement if other
                             than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[  ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11
     1) Title of each class of securities to which transaction
        applies:
      .......................................................
     2) Aggregate number of securities to which transaction
        applies:
      .......................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
       (Set forth the amount on which the filing fee is
        calculated and state how it was determined):
      .......................................................
     4) Proposed maximum aggregate value of transaction:
      .......................................................

     5) Total fee paid:
      .......................................................

[ X ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
      Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

      1) Amount Previously Paid:
      ..................................................
      2) Form, Schedule or Registration Statement No.
      ..................................................
      3) Filing Party:
      ..................................................
      4)Date Filed:
      ..................................................

COSMETIC SCIENCES, INC.                 PROXY
One Old Country Road                    PROXY Solicited on behalf
Carle Place, New York  11514            of the Board of Directors
                                        of the Corporation
                                        for Annual Meeting
                                        September 25, 1996




The undersigned hereby appoints Joseph Heller, with the power of substitution, as proxy for the undersigned to act and vote at the annual meeting of shareholders of Cosmetic Sciences, Inc. to be held at the offices of Arbor Home HealthCare Holding, LLC at 333 Earle Ovington Blvd., Suite 900, Uniondale, New York, 11553 on Wednesday, September 25, 1996 at 10:00 A.M., local time and at any adjournment thereof, as directed on this card, upon the matters set forth below, all as described in the proxy statement, and, in his discretion, upon any other business which may properly come before said meeting.

         (1) To elect four directors to serve on the Board of Directors until the next annual meeting of shareholders;

         (2) To approve an amendment to the Company's Certificate of Incorporation to effect an increase in the Company's authorized shares of Common Stock, $.01 par value, to
                 50,000,000 shares;

         (3) To approve an amendment to the Company's Certificate of Incorporation to create a new class of authorized preferred stock which may be issued subject to such rights, preferences and limitations as shall be determined by the Board of Directors;

         (4) To approve an amendment to the Company's Certificate of Incorporation to provide for the Company to engage in the home health care business;

         (5) To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to Extended Family Care Corporation;

         (6) To approve an amendment to the Company's Certificate of Incorporation to eliminate personal liability of the Company's directors to the extent permitted by Section 402(b) of the New York Business Corporation Law;

         (7) To ratify the appointment of Carpenter & Onorato, P.C. as the independent auditors to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 1996; and

         (8) To transact such other business as may properly come before the meeting and any adjournment thereof.

The person named in the enclosed form of proxy intends to vote such proxy, unless otherwise directed, FOR the above proposals.

[X]      Please mark your
         votes as in this
         example.

                 FOR ALL NOMINEES                 WITHHOLD AUTHORITY                Nominees:

                 named at right                   to vote for all nominees         Joseph Heller
                 (except as                       listed at right                  Paul Elenio
                 indicated to the                                                  Mary Ann Page
                 contrary)                                                         Robert Kohlmeyer

1.       Election of
         Directors                [  ]                     [  ]

         To elect four directors to serve on the Board of Directors until the next annual meeting of shareholders.

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.

____________________________________________________

                                                                                    FOR       AGAINST        ABSTAIN

2.       To approve an amendment to the Company's Certificate of Incorporation      [  ]      [  ]           [ ]
         to increase the Company's authorized shares of Common Stock to 50,000,000 shares

3.       To approve an amendment to the Company's Certificate of Incorporation to create a new class of authorized preferred stock which may be issued subject to such rights, preferences and limitations as shall
         be determined by the Board of Directors;                                  [  ]      [  ]           [ ]

4.       To approve an amendment to the Company's Certificate of Incorporation
         to provide for the Company to engage in the home health care business;   [  ]        [  ]          [ ]


5.       To approve an amendment to the Company's Certificate of Incorporation
         to change the name of the Company to Extended Family Care Corporation;   [  ]        [  ]           []

6.       To approve an amendment to the Company's Certificate of Incorporation to eliminate personal liability of the Company's directors to the extent permitted by Section 402(b) of the New York Business Corporation
         Law;                                                                     [  ]        [  ]           [ ]

7.       To ratify the appointment of Carpenter &
         Onorato, P.C. as the independent auditors
         to the audit of the financial statements
         of the Company and its subsidiaries for
         the year ending December 31, 1996                                        [  ]      [  ]           [ ]


PLEASE DATE, SIGN AND MAIL AT ONCE IN THE ENCLOSED POSTPAID
ENVELOPE.

SIGNATURE__________________   DATE_____________
SIGNATURE______________________   DATE______________
IF HELD JOINTLY
NOTE: Please sign exactly as your name appears hereon. If signing as attorney, executor, administrator, trustee, guardian or the like, please give your full title as such. If signing for a corporation, please give your title.